UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):           May 9, 2019
HENNESSY ADVISORS, INC.
(Exact name of registrant as specified in its charter)
California	001-36423	68-0176227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 Redwood Blvd., Suite 200 Novato, California		94945
(Address of principal executive offices)		(Zip code)

Registrant's telephone number including area code:                   (415) 899-1555
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company              ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, no par value	HNNA	The NASDAQ Stock Market LLC

Item 1.01.	Entry into a Material Definitive Agreement.

On May 9, 2019, Hennessy Advisors, Inc. (the "Company") entered into a Fifth Amendment to Term Loan Agreement (the "Amendment"), by and between the Company and U.S. Bank National Association ("U.S. Bank"), as administrative agent and as lender, that amended the Term Loan Agreement, dated as of September 17, 2015 (the "Loan Agreement"), between the Company, U.S. Bank, and Zions Bancorporation, N.A., d/b/a California Bank & Trust, as lender ("CB&T"), as previously amended by the First Amendment to Term Loan Agreement, dated as of September 19, 2016 (the "First Amendment"), the Second Amendment to Term Loan Agreement, dated as of November 16, 2017 (the "Second Amendment"), the Third Amendment to Term Loan Agreement, dated as of November 30, 2017 (the "Third Amendment"), and the Fourth Amendment to Term Loan Agreement, dated as of September 20, 2018 (the "Fourth Amendment").
The Amendment (i) lowered the applicable LIBOR margins used to calculate loan interest rates, which margins are based on the Company's ratio of consolidated debt to consolidated earnings before interest, taxes, depreciation, and amortization (excluding, among other things, certain non-cash gains and losses), (ii) extended the maturity date of the loan from September 17, 2020, to May 9, 2022, (iii) added a covenant establishing the Company's minimum assets under management at $3.75 billion and requiring notice to U.S. Bank within five business days if assets under management falls below such amount, and (iv) revised the notes relating to the loan balance to allocate the full remaining amount due to U.S. Bank and to cancel the note payable to CB&T.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment filed herewith as Exhibit 99.1 and incorporated herein by reference. A complete copy of the Loan Agreement is incorporated by reference from Exhibit 4.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on September 23, 2015. Complete copies of the First Amendment, Second Amendment, Third Amendment, and Fourth Amendment are incorporated by reference herein from Exhibit 99.1 to each of the Company's Current Reports on Form 8-K filed with the SEC on September 23, 2016, November 20, 2017, December 4, 2017, and September 21, 2018, respectively.

Item 9.01. Financial Statements and Exhibits
The exhibit listed in the exhibit index below is filed under Item 1.01 of this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit	Description
99.1	Fifth Amendment to Term Loan Agreement, by and between Hennessy Advisors, Inc. and U.S. Bank National Association, dated May 9, 2019.*

*	Certain schedules and exhibits have been omitted. Hennessy Advisors, Inc. agrees to furnish supplementally to the SEC a copy of any omitted schedules and exhibits upon request.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY ADVISORS, INC.

May 9, 2019                                                                             By:     /s/ Teresa M. Nilsen
     Teresa M. Nilsen
      President